UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 28, 2021

SPARTAN ACQUISITION CORP. III

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40022	86-1182458
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street, 43rd Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

(212) 515-3200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fourth of one warrant	SPAQ.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SPAQ.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On July 28, 2021, Spartan Acquisition Corp. III, a Delaware corporation (“Spartan”), Athena Pubco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“NewCo”), Athena Merger Sub, Inc., a Delaware corporation (“Merger Sub”), Madeleine Charging B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Madeleine Charging”), Allego Holding B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“Allego”), and, solely with respect to the sections specified therein, E8 Partenaires, a French societe par actions simplifee (“E8 Investor”), entered into a Business Combination Agreement and Plan of Reorganization (the “Business Combination Agreement”). Subject to the satisfaction or waiver of the conditions to closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Transactions”) described below, the Transactions will effect a business combination between Spartan and Allego.

Transaction Structure and Consideration

Pursuant to the Business Combination Agreement, at the Closing, among other things:

(i)

In the event that the holders of more than 15% of the outstanding shares of Spartan’s Class A Common Stock, par value $0.0001 per share (“Spartan Class A Common Stock”), validly exercised their redemption rights (the “Redemption Rights”) under Spartan’s Amended and Restated Certificate of Incorporation dated February 8, 2021 (the “Spartan Charter”) with respect to such shares, Allego shall issue to E8 Investor certain shares in the capital of Allego, with a nominal value of one euro (EUR 1.00) each (“Allego Common Shares”), valued at $10.00 per Allego Common Share, pursuant to and, in the number determined in accordance with, the terms of the Business Combination Agreement (any such issuance, the “E8 Part A Share Issuance”);

(ii)

Allego may issue to E8 Investor, upon E8 Investor’s election, Allego Common Shares for nominal consideration, such that, after giving effect to such issuance (any such issuance, the “E8 Part B Share Issuance” and together with the E8 Part A Share Issuance, the “E8 Share Issuance”) and the consummation of the E8 Part A Share Issuance, if applicable, the Share Contribution, the Private Placement and the Spartan Merger (each as defined below), such Allego Common Shares would not represent more than 15% of the then-outstanding shares in the capital of NewCo, with a nominal value of twelve euro cents (EUR 0.12) each (“NewCo Ordinary Shares”);

(iii)

immediately following the E8 Share Issuance (if necessary), Madeleine Charging and, in the event the E8 Part A Issuance or E8 Part B Issuance occurs, E8 Investor, will contribute to NewCo all of the issued and outstanding Allego Common Shares held by it, in exchange for a number of NewCo Ordinary Shares equal to the quotient determined by dividing (i) the Company Valuation (as defined in the Business Combination Agreement) by (ii) $10.00 (the “Share Contribution”), which NewCo Ordinary Shares will be issued to E8 and Madeleine Charging in proportion to the relative number of Allego Common Shares so contributed by each;

(iv)

each share of Spartan’s Class B Common Stock, par value $0.0001 per share (“Spartan Founders Stock” and together with Spartan Class A Common Stock, “Spartan Common Stock”) will convert into one share of Spartan Class A Common Stock on a one-for-one basis;

(v)

Spartan investors will obtain ownership interests in NewCo through a reverse triangular merger, whereby at the effective time thereof (the “Effective Time”), Merger Sub, a wholly owned subsidiary of NewCo, will merge with and into Spartan, with Spartan surviving the merger as a wholly owned subsidiary of NewCo (the “Surviving Corporation” and such merger, the “Spartan Merger”); and

(vi)	Subscribers (as defined below) will subscribe for NewCo Ordinary Shares in the Private Placement (as defined below).

At the Effective Time, as a result of the Spartan Merger:

(i)	all shares of Spartan Common Stock held in the treasury of Spartan will be automatically cancelled for no consideration;

(ii)

each share of Spartan Common Stock issued and outstanding immediately prior to the Effective Time (other than Redemption Shares (as defined below)) will be cancelled, converted into and exchanged for one validly issued, fully paid and non-assessable NewCo Ordinary Share (the “Per Share Merger Consideration”);

(iii)

each share of common stock of Merger Sub, par value $0.0001 per share, issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and non-assessable share of common stock of the Surviving Corporation;

(iv)

NewCo will assume that certain warrant agreement dated February 8, 2021 by and between Spartan and Continental Stock Transfer & Trust Company, and enter into such amendments thereto as may be necessary such that each of the Spartan warrants governed thereby and then outstanding and unexercised (a “Spartan Warrant”) will automatically be converted into a warrant to acquire one NewCo Ordinary Share (each resulting warrant, an “Assumed Warrant”), which Assumed Warrants will be subject to the same terms and conditions (including exercisability terms) as were applicable to the corresponding Spartan Warrant immediately prior to the Effective Time; and

(v)

each Share of Spartan Class A Common Stock issued and outstanding immediately prior to the Effective Time with respect to which a Spartan stockholder has validly exercised its Redemption Rights (such shares, collectively, the “Redemption Shares”) will not be converted into and become a share of the Surviving Corporation, and will not entitle the holder to receive the Per Share Merger Consideration, and, at the Effective Time, will instead be converted into the right to receive a cash amount from the Surviving Corporation calculated in accordance with such Spartan stockholder’s Redemption Rights.

Immediately following the Spartan Merger, NewCo will be converted into a Dutch public limited liability company and its articles of association will be amended.

Representations, Warranties and Covenants; Indemnification

The Business Combination Agreement contains customary representations and warranties by the parties thereto, as more particularly set forth in the Business Combination Agreement. The Business Combination Agreement also contains customary pre-Closing covenants of the parties requiring that, among other things, (i) Spartan, Allego, Madeleine Charging, NewCo and Merger Sub will each conduct their respective businesses in the ordinary course through the Closing and refrain from taking certain specified actions, subject to certain exceptions, without the prior written consent of certain counterparties to the Business Combination Agreement, (ii) Spartan, Allego, and NewCo will each use their reasonable best efforts to cause the NewCo Ordinary Shares issued in connection with the Transactions to be approved for listing on the New York Stock Exchange (the “NYSE”) at Closing (iii) Spartan will use its reasonable best efforts to keep the Spartan Class A Common Stock and Spartan Warrants listed for trading on the NYSE until the Closing, (iv) Spartan, Allego, Madeleine Charging, NewCo and Merger Sub will (a) not enter into, knowingly solicit, initiate or continue any discussions or negotiations with third parties regarding alternative transactions to the Transactions and will comply with certain related restrictions and (b) cease discussions regarding alternative transactions and (v) Spartan and Allego will jointly prepare (and NewCo will file with the Securities and Exchange Commission (the “SEC”)) a registration statement on Form F-4 (the “Registration Statement”) for the purpose of registering under the Securities Act of 1933, as amended (the “Securities Act”), the NewCo Ordinary Shares to be issued in connection with the Transactions. The Registration Statement will contain a proxy statement for the purpose of soliciting proxies from Spartan’s stockholders to vote in favor of adoption and approval of the Required Spartan Proposals (as defined below) and certain other matters at a meeting of Spartan’s stockholders (the “Spartan Stockholders’ Meeting”).

The Business Combination Agreement does not provide for indemnification with respect to any of the representations and warranties of the parties thereto.

Conditions to the Parties’ Obligations to Consummate the Business Combination

Mutual

Under the Business Combination Agreement, the obligations of the parties thereto to consummate the Transactions are subject to a number of conditions to Closing, including the following: (i) the Required Spartan Proposals having been approved by Spartan’s stockholders; (ii) the absence of specified adverse laws, injunctions or orders; (iii) the NewCo Ordinary Shares shall have been approved for listing on the NYSE or another national securities exchange mutually agreed to by the parties, (iv) any applicable information, consultation or approval procedure under the Dutch Works Council Act to consummate the Transactions having been completed; (v) (a) the net tangible assets held by Spartan in the aggregate being equal to at least $5,000,001 (after giving effect to the exercise of any Redemption Rights) or (b) the NewCo Ordinary Shares not constituting “penny stock” (as such term is defined in Rule 3a51-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (vi) the Registration Statement having been declared effective by the SEC under the Securities Act.

Spartan

The obligations of Spartan to consummate the Transactions are subject to the satisfaction or waiver (where permissible) by Spartan of the following additional conditions: (i) the accuracy of representations and warranties of Allego, Madeleine Charging, NewCo and Merger Sub as determined in accordance with the Business Combination Agreement; (ii) the compliance in all material respects by Allego with its agreements and covenants under the Business Combination Agreement; (iii) written confirmation from the pension provider of the pension scheme for Allego’s employees that the voluntary affiliation agreement between Allego and such provider can be continued unaltered; (iv) the delivery by Allego of the officer’s certificate required to be delivered by Spartan at the Closing; (v) the delivery by all parties to the Registration Rights Agreement (other than Spartan and the Spartan stockholders party thereto) of their executed counterparts to the Registration Rights Agreement; (vi) no Company Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; and (vii) Madeleine Charging and certain of its affiliates, Opera Charging B.V. and Meridiam E1 SAS, having each made certain tax elections contemplated in the Business Combination Agreement.

Allego, Madeleine Charging, NewCo and Merger Sub

The obligations of Allego, Madeleine Charging, NewCo and Merger Sub to consummate the Transactions are subject to the satisfaction or waiver (where permissible) of the following additional conditions: (i) the accuracy of the representations and warranties of Spartan as determined in accordance with the Business Combination Agreement; (ii) the compliance in all material respects by Spartan with its covenants under the Business Combination Agreement; (iii) the delivery by Spartan of the officer’s certificate required to be delivered by Spartan at the Closing; (iv) no Spartan Material Adverse Effect (as defined in the Business Combination Agreement) having occurred; (v) the amount of the aggregate amount of cash in the trust fund established by Spartan for the benefit of its public stockholders (the “Trust Fund”), less any payments required to be made by Spartan in connection with the exercise of any Redemption Rights, plus all cash proceeds received from the Private Placement, is not less than $150,000,000; and (vi) Spartan having made all necessary and appropriate arrangements to have all of the funds held in the Trust Fund disbursed immediately in accordance with Spartan’s instructions.

Termination Rights

The Business Combination Agreement may be terminated at any time prior to the Effective Time by mutual written consent of Spartan and Allego.

Either Spartan or Allego may terminate the Business Combination Agreement prior to the Effective Time if:

(i)	the Spartan Merger has not been consummated by February 23, 2022 (the “Outside Date”), subject to certain exceptions;

(ii)	if any governmental entity has issued a final and non-appealable order prohibiting the consummation of the Spartan Merger;

(iii)

in the event of a breach by Spartan or Allego, as the case may be, of any of its representations, warranties or other agreements under the Business Combination Agreement that (a) would give rise to the failure of a closing condition in the Business Combination Agreement, if it was continuing on the date of the Closing, and (b) to the extent such breach is curable, has not been cured within 30 days after notice of such breach is provided by the breaching party to the non-breaching party, provided that such right is not available to a party then in breach; or

(iv)

if the requisite approval and adoption by Spartan’s stockholders of (a) the Business Combination Agreement, the Spartan Merger and the other Transactions and (b) the amended and restated certificate of incorporation of the Surviving Corporation contemplated by the Business Combination Agreement (collectively, the “Required Spartan Proposals”) are not obtained at the Spartan Stockholders’ Meeting, subject to postponement or adjournment of such meeting on one or more occasions for up to 30 days in the aggregate; provided that the right to terminate the Business Combination Agreement shall not be available to Spartan or Allego if such party’s breach of any covenant or obligation contained therein is the principal cause of the failure to receive such requisite vote.

Furthermore, in the event that Allego fails to deliver to Spartan certain financial statements required under the Business Combination Agreement (the “Required Financial Statements”) by August 27, 2021, for each business day between such date and September 11, 2021, (the “Financial Statement Deadline”) that lapses without Allego having delivered the Required Financial Statements, the Outside Date will automatically be extended by equal number of business days. If Allego fails to deliver the Required Financial Statements by the Financial Statement Deadline, Spartan may terminate the Business Combination Agreement.

In addition, Allego can terminate the Business Combination Agreement if Spartan’s board of directors (i) withdraws, modifies, amends or qualifies its recommendation that Spartan stockholders vote to approve Required Spartan Proposals and any other proposals the parties deem necessary to effectuate the Transactions or (ii) approves or recommends an alternative transaction to the Transactions.

Effect of Termination

If the Business Combination Agreement is terminated, it will become void, and there will be no liability under the Business Combination Agreement on the part of any party thereto, except in the case of a willful material breach of the Business Combination Agreement by a party thereto prior to such termination or as otherwise provided under the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Spartan, Allego, Madeleine Charging, NewCo, Merger Sub or E8 Investor. In particular, the assertions embodied in representations and warranties by Spartan, Allego, Madeleine Charging, NewCo and Merger Sub contained in the Business Combination Agreement are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement, including being qualified by confidential information in the disclosure schedules provided by the parties in connection with the execution of the Business Combination Agreement, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to security holders. The confidential disclosures contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Spartan, Allego, Madeleine Charging, NewCo and Merger Sub. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Spartan’s public disclosures.

Amendment to Letter Agreement

In connection with the execution of the Business Combination Agreement, on July 28, 2021, Spartan, Spartan Acquisition Sponsor III LLC (“Sponsor”) and certain of Sponsor’s executive officers and directors (together with Sponsor, collectively, the “Insiders”) entered into an amendment (the “Letter Agreement Amendment”) to that certain Letter Agreement (the “Existing Letter Agreement”) dated as of February 8, 2021, by and among Spartan, Sponsor and the Insiders party thereto, pursuant to which each Insider has agreed, effective as of the Closing and subject to certain exceptions, to modify the lock-up restrictions set forth in the Existing Letter Agreement such that such Insider will agree not to Transfer (as defined in the Letter Agreement Amendment) any NewCo Ordinary Shares issued to such Insider in respect of any shares of Spartan Class A Common Stock that may be received by such Insider at the Closing upon conversion of the Spartan Founders Stock pursuant to the Business Combination Agreement until (i) six months after the Closing or (ii) earlier if (a) the last reported sale price of NewCo Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within a 30-day trading period commencing at least 120 days after the date upon which the Closing occurs (the “Closing Date”), (b) NewCo consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all NewCo’s stockholders having the right to exchange their shares of NewCo Ordinary Shares for cash, securities, or other property or (c) the board of directors of NewCo determines that the earlier termination of such restrictions is appropriate. Under the Letter Agreement Amendment, each Insider also agreed, effective as of the Closing and subject to certain exceptions, to modified transfer restrictions prohibiting the Transfer of any Assumed Warrants, and any NewCo Ordinary Shares underlying any Assumed Warrants, until 30 days after the Closing Date.

The foregoing description of the Letter Agreement Amendment is qualified in its entirety by reference to the full text of the Letter Agreement Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights Agreement

In connection with the Closing, NewCo, Sponsor, Madeleine Charging, E8 Investor and certain other holders of NewCo Ordinary Shares (collectively, the “Reg Rights Holders”) will enter into a Registration Rights Agreement attached as an exhibit to the Business Combination Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, among other things, NewCo will agree that, within fifteen (15) business days following the Closing, NewCo will file a shelf registration statement to register the resale of certain securities held by the Reg Rights Holders (the “Registerable Securities”). In certain circumstances, Reg Rights Holders that hold Registerable Securities having an aggregate value of at least $50 million can demand up to three (3) underwritten offerings. Each of the Reg Rights Holders will be entitled to customary piggyback registration rights, subject to certain exceptions, in such case of demand offerings by Madeleine Charging. In addition, under certain circumstances, Madeleine Charging may demand up to three (3) underwritten offerings. Additionally, in connection with the Closing, Spartan, Sponsor and certain other security holders named therein will terminate that certain Registration Rights Agreement, dated February 8, 2021, by and among Spartan, Sponsor and such other security holders.

Furthermore, pursuant to the Registration Rights Agreement, each of Madeleine Charging and E8 Investor will agree to the following lock-up restrictions:

(i)

Madeleine Charging will agree, subject to certain exceptions or with the consent of the board of directors of NewCo, not to Transfer (as defined in the Registration Rights Agreement) securities received by it pursuant to the Business Combination Agreement until the date that is 180 days after the Closing or earlier if, subsequent to the Closing, (A) the last sale price of the NewCo Ordinary Shares equals or exceeds $12.00 per share for any 20 trading days within any 30-trading day period commencing at least 120 days after the Closing or (B) NewCo consummates a liquidation, merger, stock exchange or other similar transaction which results in all of NewCo’s stockholders having the right to exchange their NewCo Ordinary Shares for cash, securities or other property.

(ii)

E8 Investor will agree, subject to certain exceptions, not to Transfer (as defined in the Registration Rights Agreement) securities received by it in the E8 Part B Share Issuance until the date that is 18 months after the Closing or earlier if, subsequent to the Closing, NewCo consummates a liquidation, merger, stock exchange or other similar transaction which results in all of NewCo’s stockholders having the right to exchange their NewCo Ordinary Shares for cash, securities or other property.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Founders Stock Agreement

Concurrently with the execution and delivery of the Business Combination Agreement, Sponsor, Jan C. Wilson and John M. Stice (collectively, the “Founders”) have entered into a Founders Stock Agreement with Spartan, pursuant to which, among other things, (i) in order to effect the conversion at Closing of the Founders’ shares of Spartan Founders Stock into shares of Spartan Class A Common Stock on a one-for-one basis in accordance with the Business Combination Agreement, each Founder has agreed to waive certain anti-dilution rights it may have with respect to its Spartan Founders Stock under the Spartan Charter, subject to and effectively immediately prior to the Closing, and (ii) each Founder has further agreed (a) to use its reasonable best efforts to consummate the Transactions (including by agreeing to vote all shares of Spartan Common Stock in favor of the Business Combination and to not redeem any shares of Spartan Common Stock) and (b) not to transfer any shares of Spartan Common Stock or Spartan Warrants until the earlier of the Closing and any termination of the Business Combination Agreement in accordance with its terms.

The foregoing description of the Founders Stock Agreement is qualified in its entirety by reference to the full text of the Founders Stock Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 28, 2021, Spartan and Allego issued a joint press release announcing the execution of the Business Combination Agreement and that investors may listen to a pre-recorded webcast regarding the proposed business combination on July 28, 2021, at 8:30 a.m. Eastern Time (the “Webcast”). A copy of the press release, which includes information regarding the Webcast, is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the script for the Webcast is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Transactions.

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Spartan under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

Item 8.01.	Other Events.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, on July 28, 2021, Spartan and NewCo entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (collectively, the “Subscribers”), pursuant to which the Subscribers agreed to purchase an aggregate of 15,000,000 NewCo Ordinary Shares (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $150,000,000, in a private placement (the “Private Placement”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the concurrent consummation of the Transactions. The purpose of the Private Placement is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, NewCo agreed that, within 30 calendar days after the Closing, NewCo will file with the SEC (at NewCo’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and NewCo will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared as soon as practicable after the filing thereof.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, the form of which is filed as Exhibit 99.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Important Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

In connection with the Transactions, NewCo will file the Registration Statement with the SEC that will include a proxy statement of Spartan in connection with Spartan’s solicitation of proxies for the vote by its stockholders with respect to the transaction and other matters as described in the Registration Statement, as well as a prospectus relating to the registration of the securities to be issued by NewCo to Spartan’s stockholders in connection with the Transactions. Additionally, NewCo and Spartan will file other relevant materials with the SEC in connection with the Transactions. After the Registration Statement has been filed and declared effective by the SEC, a definitive proxy statement will be mailed to the stockholders of Spartan. SECURITY HOLDERS OF SPARTAN ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS. Shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Spartan and Allego once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report Form 8-K.

Participants in the Solicitation

Spartan and its directors and officers may be deemed participants in the solicitation of proxies of Spartan’s shareholders in connection with the Transactions. Allego and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Spartan’s executive officers and directors in the solicitation by reading Spartan’s final prospectus filed with the SEC on February 10, 2021 in connection with Spartan’s initial public offering and other relevant materials to be filed with the SEC in connection with the Transactions when they become available. Information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the Transactions when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements.” All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding Spartan’s proposed business combination with Allego, the ability to consummate the transaction, the benefits of the transaction, Spartan’s and Allego’s future financial performance following the transaction, as well as Spartan’s and Allego’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Spartan and Allego disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. Spartan and Allego caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Spartan or Allego. In addition, Spartan cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Transactions or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Spartan or Allego following announcement of the Transactions; (iii) the inability to complete the Transactions due to the failure to obtain approval of the shareholders of Spartan, or other conditions to Closing in the agreements related to the Transactions; (iv) the risk that the Transactions disrupt Spartan’s or Allego’s current plans and operations as a result of the announcement of the Transactions; (v) Allego’s ability to realize the anticipated benefits of the Transactions, which may be affected by, among other things, competition and the ability of Allego to grow and manage growth profitably following the Transactions; (vi) costs related to the Transactions; (vii) changes in applicable laws or regulations; (viii) risks relating to the uncertainty of the projected operating and financial information with respect to Allego; (ix) risks related to Allego’s business and the timing of expected business milestones or results; (x) Allego’s dependence on widespread acceptance and adoption of electric vehicles and increased installation of charging stations; (xi) overall demand for electric vehicle charging and the potential for reduced demand if governmental rebates, tax credits and other financial incentives are reduced, modified or eliminated or governmental mandates to increase the use of electric vehicles or decrease the use of vehicles powered by fossil fuels, either directly or indirectly through mandated limits on carbon emissions, are reduced, modified or eliminated; (xii) risks related to Allego’s dependence on its intellectual property and the risk that Allego’s technology could have undetected defects or errors; (xiii) the effects of the COVID-19 pandemic on Allego’s business or future results; (xiv) the amount of redemption requests made by Spartan’s stockholders; (xv) the ability of Spartan or the combined company to issue equity or equity-linked securities in connection with the Transactions or in the future; (xvi) the occurrence of events that may give rise to a right of one or both of Spartan and Allego to terminate the definitive agreements related to the Transactions; and (xvii) the possibility that Allego may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. There may be additional risks that neither Spartan nor Allego presently know or that Spartan and Allego currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Spartan’s periodic filings with the SEC, including its prospectus filed with the SEC on February 10, 2021 and its Current Reports on Form 8-K, as well as the Registration Statement and the proxy statement/prospectus. Spartan’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

2.1*	Business Combination Agreement, dated as of July 28, 2021, by and among Spartan, Allego, Madeleine Charging, NewCo, Merger Sub, and E8 Investor.

10.1	Letter Agreement Amendment.

10.2	Founders Stock Agreement.

99.1	Press Release, dated July 28, 2021.

99.2	Conference Call Script.

99.3	Investor Presentation.

99.4	Form of Subscription Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 28, 2021

SPARTAN ACQUISITION CORP. III

By:	/s/ Geoffrey Strong
Name:	Geoffrey Strong
Title:	Chief Executive Officer